UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): February 15, 2006

                               MANARIS CORPORATION

             (Exact name of registrant as specified in its charter)



           NEVADA                     000-33199                 88-0467848
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(State or other jurisdiction     (Commission File No.)       (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)


                                 WITH COPIES TO:
                               DARRIN OCASIO ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                             1065 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10018
                      Tel:(212) 930-9700 Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF DISPOSITION OF ASSETS

On February 15, 2006, Manaris Corp. ("Manaris") consummated a Share Purchase and Sale Agreement (the "Agreement") with The Garda Security Group, Inc. ("Garda"). Pursuant to the Agreement, Manaris sold all of the shares of its wholly-owned security consulting subsidiary, 6327915 Canada, Inc., to Garda for an aggregate purchase price of approximately US$4,331,967 (CDN$5,000,000) million consisting of cash and common shares of Garda. The closing date of the Agreement was February 15, 2006 and the effective date was February 18, 2006.

6327915 Canada Inc. is the holding company of Chartrand Laframboise Inc. and Bureau de credit commercial Inc. (collectively the "CLI Group"). The CLI Group provides security consulting services. An amount of US$1,200,780 (CDN $1,400,000), comprised of cash and common shares of Garda, will be used to pay back debt obligations incurred in connection with Manaris' acquisition of the CLI Group in February 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed no later than 71 calendar days after February 14, 2006, which is the date the initial report on Form 8-K was filed.

(c) Exhibits



Exhibit     Description
-------     -----------

10.1 Stock Purchase Agreement dated February 8, 2006 (as incorporated by reference to Form 8-K filed with the Commission on February 14,
            2006).

99.1        Press Release dated February 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MANARIS CORPORATION



     Dated: February 21, 2006         By:  /s/ John G. Fraser
                                          -------------------
                                          John G. Fraser
                                          President and Chief
                                          Executive Officer